EXHIBIT 10.06

                        EQUIPMENT ACQUISITION AGREEMENT
                        -------------------------------


     THIS EQUIPMENT ACQUISITION AGREEMENT (hereinafter referred to as the "Agreement") is effective the 18th day of October, 2002 by and between PENN OCTANE CORPORATION, INC., a Delaware corporation (hereinafter referred to as "POC") and PENN WILSON CNG, INC., a California corporation, on the one hand, and B&A ECO-HOLDINGS, INC., a Delaware corporation (hereinafter referred to as "B&A" or "Buyer") and IAN T. BOTHWELL (hereinafter referred to as "Bothwell"), on the other hand.

                                    RECITALS
                                    --------

     A. B&A desires to transfer, and POC desires to acquire, that certain equipment set forth in this Agreement, on the terms and conditions provided herein, as payment in full of the remaining balance on that promissory note in the amount of $300,000 in which POC is the payee and B&A and Bothwell are the makers (the "$300,000 Note") and payment in full of that promissory note in the amount of $498,000 in which Bothwell is the maker and POC is the payee (the "$498,000 Note").

     B. The equipment, further described herein, is currently owned by B&A, some which was acquired by B&A from POC and CNG pursuant to that asset acquisition agreement dated April 15, 1999, as amended (the "1999 Purchase Agreement"). The 1999 Purchase Agreement consisted of a sale of certain assets to B&A in exchange for two promissory notes - the $300,000 Note and a promissory note in the amount of $900,000 in which B&A was the maker and POC was the payee (the "$900,000 Note"), a stock pledge and security agreement by Bothwell dated April 15, 1999 (the "Security Agreement") and two (2) UCC-1 security filings in the acquired assets.

     C. B&A and Bothwell each have knowledge and experience related to the industry and have determined that this transaction is in their respective best interest.

     D. POC and CNG each have knowledge and experience related to the industry and have determined that this transaction is in their respective best interest.

     NOW, THEREFORE, IN CONSIDERATION OF the mutual covenants, representations, and warranties contained in this Agreement, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT
                                    ---------

                          SECTION 1. SALE OF EQUIPMENT
                                     -----------------

          1.1  Agreement  To  Sell.  Upon  the  terms  and subject to all of the
               -------------------
conditions contained herein, B&A hereby agrees to sell, assign, transfer, and deliver to POC on October 18, 2002 (the "Closing Date"), and POC hereby agrees to purchase and accept from B&A on the Closing Date, the Equipment (as described in Section 1.2 herein). B&A shall deliver at the Closing Date appropriate bills
    -----------
of  sale,  assignments, or other documents of conveyance necessary to effectuate


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
or perfect the transfer of title to the Equipment to POC, on and as of the Closing Date, in form and substance reasonably satisfactory to POC and POC's counsel.

          1.2 Description of Equipment. For purposes of this Agreement, the term
              ------------------------
"Equipment" shall mean only that equipment described on the attached Exhibit A, which is incorporated herein by this reference, and all of the right, title and interest associated therewith, including any and all rights B&A may have to designs, plans, inventions or technology associated with the equipment existing on and as of the Closing Date.

           SECTION 2. LIABILITIES ASSUMED AND LIABILITIES NOT ASSUMED
                      -----------------------------------------------

     2.1  Liabilities Assumed.  POC does not and will not assume or be obligated
          -------------------
to satisfy any liabilities, or to perform any obligations or commitments of B&A, associated with the Equipment.

                   SECTION 3. PURCHASE PRICE AND OTHER ISSUES
                              -------------------------------

     3.1     Purchase Price.  In return for the transfer of the Equipment by B&A
             --------------
to POC, POC and CNG shall: (a) forgive and terminate the remaining balance of the $300,000 Note; (b) forgive and terminate the UCC-1 filings filed as security for the 1999 Purchase Agreement; (c) consider all of the obligations under the Security Agreement satisfied and release the pledged assets and all other collateral from Bothwell and B&A related to the 1999 Purchase Agreement; and (d) forgive and terminate the $498,000 Note.

     3.2     Promissory  Note.  POC  and CNG acknowledge  payment in full by B&A
             ----------------
of the $900,000 Note in late year 2000 and receipt of prior payments totaling $100,000 on the $300,000 Note upon the completion of the transactions contemplated in this Agreement. CNG acknowledges receipt of payment in full of all amounts due to it pursuant to the 1999 Purchase Agreement and waives any claim it may have against POC regarding the Equipment. In exchange for said waiver, POC agrees to waive its right of reimbursement from CNG for those past and future attorneys' fees and costs incurred by POC, on behalf of CNG, related to the Omnitrans litigation and appeal(s).

     3.3     Sales  and  Use  Taxes, Personal Property Taxes.  All sales and use
             -----------------------------------------------
taxes imposed by California or any other state or taxing authority as a result of the sale of the Equipment hereunder shall be paid by B&A at the Closing Date to the proper taxing authorities. POC will assume responsibility for the personal property taxes assessed on the Equipment beginning tax year 2003. Bothwell acknowledges that POC has made no representation to him as to his tax liability as a result of this transaction. Bothwell voluntarily hereby assumes and agrees to pay any and all personal taxes imposed upon him as a result of this transaction.


               SECTION 4. SELLER'S REPRESENTATIONS AND WARRANTIES
                          ---------------------------------------

     B&A, as the Seller, and Bothwell hereby represents and warrants to POC and CNG as follows:

     4.1  Authority.  B&A has full power and authority to enter into and execute
          ---------
this Agreement and to carry out the transactions contemplated hereby, and no further action is required by B&A to make this Agreement binding upon it. At


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
the Closing, this Agreement shall be a valid and binding agreement of B&A, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally or by the scope of equitable remedies which may be available.

     4.2  Title  To  Acquired  Assets.  All  Equipment  is,  and  will be on the
          ---------------------------
Closing Date, owned by B&A, and will be eligible for transfer to POC. As of the Closing Date, POC will obtain good title to the Equipment upon delivery of the executed bill of sale, attached hereto as Exhibit B and incorporated herein by reference, and the consummation of the transactions contemplated by this Agreement, free of any and all encumbrances and liens. B&A and Bothwell represent and warrant that the Equipment, that other than moving the Equipment from its prior location at the time of the 1999 Purchase Agreement to the its current location, the Equipment has not been altered or used since its purchase from POC and CNG pursuant to the 1999 Purchase Agreement. B&A and Bothwell represent and warrant that the Equipment is in that condition described in that Appraisal dated October 17, 2002 performed and prepared by Arthur Lloyd, LLC (the "Appraisal"), a copy of which is attached and incorporated herein as Exhibit C, and is being delivered as-is, where-is.

     4.3  No Consents.  No consent, approval, or other action of any third party
          -----------
is required to be obtained by B&A and Bothwell in connection with the transactions contemplated by this Agreement. To the best of B&A's and Bothwell's knowledge, the consummation of the transactions contemplated by this Agreement will not conflict with, or result in a breach of, or default (or an event which, with or without due notice or lapse of time, or both, would constitute a default) under the terms, conditions, or provisions of any agreement to which B&A or Bothwell is a party or by which it and/or he may be bound, or any judgment, order, injunction, decree, law, regulation, or rule of any court, agency, or other governmental authority, or any debt, obligation, lease, commitment, license, permit, contract, or other agreement to which Buyer or Bothwell is a party or by which it and/or he may be bound.

     4.4  No  Options.  No options to acquire the Equipment have been previously
          -----------
granted  by  B&A  to  any  other person or entity not a party to this Agreement.

     4.5  Material Misstatements or Omissions.  To the best of B&A's and Buyer's
          -----------------------------------
knowledge, no representation or warranty by B&A or Bothwell contained in this Agreement, and no document or certificate furnished or to be furnished to POC or CNG in connection herewith or with the transactions contemplated by this Agreement, taken as a whole, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statement of fact contained herein or therein not misleading.

     4.6     Continued  Cooperation.  B&A  agrees  to  cooperate and execute and
             ----------------------
deliver such further instruments or documents as POC may reasonably require in order to carry out the terms of this Agreement and consummate the transactions contemplated herein.

     4.7     Delivery.  B&A and Bothwell agree that the Equipment will remain at
             --------
its current location as set forth in the Appraisal.

             SECTION 5. REPRESENTATIONS AND WARRANTIES OF POC & CNG
                        -------------------------------------------


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
     POC, as Buyer, and CNG hereby represent and warrant to B&A and Bothwell as follows:

     5.1  Authority.  This  Agreement  has  been duly authorized by the Board of
          ---------
Directors of POC and CNG, and no further action is necessary on the part of POC or CNG to make this Agreement valid and binding upon them. At the Closing, this Agreement shall be a valid and binding agreement of POC and CNG, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or by the scope of equitable remedies which may be available.

     5.2  No  Violation  by  Buyer.  To the best of POC's knowledge, neither the
          ------------------------
execution nor delivery of this Agreement, nor compliance with the terms and provisions hereof by POC will breach any statute or regulation of any governmental authority regulating or affecting POC's business which could materially and adversely affect the transactions contemplated hereunder.

     5.3.  No  Consents.  To  the best of POC's and CNG's knowledge, no consent,
           ------------
approval, or other action of any third party is required to be obtained by either of them in connection with the transactions contemplated by this Agreement.

                        SECTION 6. B&A'S INDEMNIFICATION
                                   ---------------------

     B&A and Bothwell shall, jointly and severally, indemnify, defend and hold harmless POC against and in respect to claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies including penalties, interest and attorney fees that POC incurs or suffers that: (a) arise from any breach of their representations, warranties, covenants or agreement set forth in this Agreement; (b) relate to or arise from events, incidents, occurrences, acts or omissions by B&A and/or Bothwell related to the Equipment that began or occurred prior to the Closing Date; or (c) are debts and obligations of B&A and/or Bothwell not assumed by POC.

                        SECTION 7. POC'S INDEMNIFICATION
                                   ---------------------

     POC will indemnify, defend and hold harmless B&A against and in respect to claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies including penalties, interest and attorney fees that B&A incurs or suffers that arise from any material breach of, or failure by POC to substantially perform, any of its representations, warranties, covenants or agreement set forth in this Agreement or that relate to or arise from events, incidents, occurrences, acts or omissions by POC relating to the Equipment after the Closing Date.


                          SECTION 8. GENERAL PROVISIONS
                                     ------------------

     8.1     Representation  by  Legal  Counsel.  The  parties  hereto agree and
             ----------------------------------
acknowledge that the Law Offices of Kevin W. Finck have acted and shall continue to act as counsel to POC and CNG at their discretion of the Company and that such legal counsel has not provided representation on behalf of Bothwell or B&A. in connection with this Agreement. In addition, the parties hereto acknowledge that said legal counsel has not been asked to, nor has it attempted to, provide tax advice regarding the proposed transaction.


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
Bothwell and B&A also acknowledges that he and it have had the opportunity to consult with legal counsel to review this Agreement prior to its execution, and by signature hereto have either done so or waived such right to do so. Each party further acknowledges that he or it signs this Agreement freely and voluntarily with full knowledge of the terms and effect of this Agreement.

     8.2     Notices. All notices, requests,  demands  or  other  communications
             -------
required or permitted under this Note shall be in writing and shall be deemed to have duly given or made on the date of service if served personally on the party to whom notice is to be given, on the date of transmission if sent by facsimile, telex, telecopier or telegraph, or on the fifth (5th) day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, properly addressed as follows:

If  to  POC  and/or  CNG:               Penn  Octane  Corporation,  Inc.
                                        c/o  Jerome  Richter,  President
                                        77530  Enfield Lane, Suite D
                                        Palm Desert, California  92211

With  a  copy  to:                      Kevin  W.  Finck,  Esq.
                                        Law Offices of Kevin W. Finck
                                        Two  Embarcadero  Center,  Suite  1670
                                        San  Francisco,  California  94111

If  to  B&A:                            B&A  Eco-Holdings,  Inc.
                                        840  Apollo  Street,  Suite  313
                                        El  Segundo,  California  90245

If  to  Bothwell:                       Ian  Bothwell
                                        840  Apollo  Street,  Suite  313
                                        El  Segundo,  California  90245

     8.3     Invalidity.  Should  any  term of this Agreement or the application
             ----------
thereof to any person or circumstances be held to be invalid or unenforceable by a court of competent jurisdiction, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such remaining term and provision shall be valid and enforced to the fullest extent permitted by law.

     8.4     No  Waiver.  No  waiver  of any breach of any covenant or provision
             ----------
contained herein shall be deemed a waiver of any preceding or succeeding breach thereof or of any other covenant or provision. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

     8.5     Modifications.  This  Agreement,  and  the  obligations  contained
             -------------
herein, may not be amended, altered, or modified except in writing signed by the parties hereto.

     8.6     Entire  Agreement. This Agreement and, its Exhibits, constitute the
             -----------------
entire agreement among the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements or negotiations with respect to said subject matter, both written or oral, including the


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
$300,000  Note,  the  $498,000  Note,  the  $900,000  Note,  the  1999  Purchase
Agreement, as amended and supplemented, the Security Agreement and the prior Bills of Sale related thereto.

     8.7     Successors.  This  Agreement  shall be binding upon and shall inure
             ----------
to the benefit of permitted successors and assigns of the parties hereto.

     8.8     Attorneys'  Fees.  In  the  event  of  the  bringing of any action,
             ----------------
proceeding, arbitration or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, agreements, or provisions arising out of this Agreement, the prevailing party shall be entitled to recover all costs and expenses of that action or suit, or at trial, arbitration or on appeal, and in collection of judgment, including reasonable attorneys' fees, accounting, and other professional fees resulting therefrom.

     8.9     Authority.  The undersigned signatories each warrants his authority
             ---------
to enter into and execute this Agreement on behalf of the party for whom he or she is signing.

     8.10     Construction.  This  Agreement  has been entered into in the State
              ------------
of California and shall be governed by, interpreted under, and construed and enforced in accordance with the laws of that State. All parties acknowledge that they have had substantial input in the drafting of the final Agreement. Consequently, the parties acknowledge that the statutory inferences referred to in California Civil Code section 1654 shall have no effect in the event of dispute upon interpretation.

     8.11     Counterparts.  This  Agreement  may  be  executed  in  one or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.


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
     IN WITNESS WHEREOF, this Agreement is effective on the date and year first above written.

"POC"

PENN OCTANE CORPORATION, INC.,
a Delaware corporation
By: /s/ Jerome Richter
   ----------------------
   Jerome Richter, President

By: /s/ Jorge Bracamontes
   ------------------------
   Jorge Bracamontes
   Executive Vice President/Secretary


"CNG"

PENN WILSON CNG, INC.
a California corporation

By:  /s/ Jerome Richter
   ----------------------
   Jerome Richter, President

By:  /s/  Jorge  Bracamontes
   -------------------------
   Jorge Bracamontes, Vice President

"B&A"

B&A  ECO-HOLDINGS,  INC.
a  Delaware  corporation

By:  /s/  Ian  T.  Bothwell
   ------------------------
     Ian T. Bothwell
     Chief Executive Officer

By:________________________________

Print Name:________________________

Title: ____________________________

"Bothwell"

:  /s/ Ian T. Bothwell
----------------------
IAN  T.  BOTHWELL

                                    EXHIBIT A
                                    ---------
                                    EQUIPMENT

1) Two Henderson Compressors (rebuilt), each of which have the following equipment specifications:

     []        a  Sound  Barrier(TM)  Enclosure,  including  Skid  Base

     []        a  Henderson  Compressor  Frame
          -    20  PSIG  Suction,  325  SCFM  Capacity
          -    4,000  PSIG  Discharge
          -    Toshiba  Motor:  200HP,  Class  1,  Div.  1  SF  115
          -    Energy  Industries,  Inc.  Heat  Exchanger-Compressor  Driven
          -    Non-Lubricated  Cylinders
          -    XEBC  Suction  Filter  (optional)
          -    (2)  Finite  Discharge  Filters

     []         a  Recovery  System
          -    200  PSIG,  160  Gallon  Capacity

     []        a  Penn  Wilson  Control  System
          -    Station  Fault  Dial-Out  System
          -    Remote  Monitoring  'Real-Time'  Interface
          -    GE  Fanuc  90-30  PLC  Control  System
          -    Operator  Interface  for  Fault  Detection,  System  Operating
               Conditions,
          -    Pressure,  Temperature,  Flowrate  and  Hours
          -    Motor  Starters
          -    Card  Reader  Interface  System
          -    Panel  Purge  System  (for  Division  2  Requirements)
          -    Vortex  Panel  Cooling  System

     []        a  Penn  Wilson  SMARTFILL(TM)  Natural  Gas  Dispenser
          -    Two  hoses  each
          -    Temperature  compensated  to  either  300  PSI @70oF or 3,600 PSI
               @70oF
          -    Universal  Epsco  Model  33  Computer  Display  Heads
          -    Dispenser  Pit  (for  added  safety)

     []        a Penn Wilson SMARTFILL(TM) Combination Buffer Cascade
               Sequence Panel

2)  One  Gemini  Compressor  (new),  which  has  the  following  equipment specifications:
     []        a  Sound  Barrier(TM)  Enclosure,  including  Skid  Base

     []        two  Gemini  H302  Frame  Natural  Gas  Compressors
          -    300  PSIG  Suction,  560  SCFM  Capacity  Each
          -    Total  Package  Capacity:  1,120  SCFM
          -    4,500  PSIG  Discharge
          -    General  Electric  Motors:  125HP,  TEFC,  SF  115
          -    GEA  Rainey  Heat  Exchangers
          -    Compressors  Capable  of  Independent  or  Tandem  Operations
          -    XEBC  Suction  Filter
          -    Nowatta  Discharge  Filter

     []        a  Recovery  System
          -    500  PSIG,  400  Gallon  Capacity

                               ------------------
                                    EQUIPMENT


     []        a  Penn  Wilson  Control  System
          -    Station  Fault  Dial-Out  System
          -    Remote  Monitoring  'Real-Time'  Interface
          -    GE  Fanuc  90-30  PLC  Control  System
          -    Operator  Interface  for  Fault  Detection,  System  Operating
               Conditions,
          -    Pressure,  Temperature,  Flowrate  and  Hours
          -    Motor  Starters
          -    Card  Reader  Interface  System
          -    Panel  Purge  System  (for  Division  2  Requirements)

     []        two  Penn  Wilson  SMARTFILL(TM)  Natural  Gas  Dispensers
          -    Two  hoses  each
          -    Temperature  compensated  to  either  300  PSI @70oF or 3,600 PSI
               @70oF
          -    Universal  Epsco  Model  33  Computer  Display  Heads
          -    Dispenser  Pit  (for  added  safety)

     []        a  Penn  Wilson  SMARTFILL(TM) Combination Buffer Cascade
               Sequence Panel


3) All rights, title and interest that B&A may have in and to the design, plans, inventions or technology associated with the said equipment.

                                    EXHIBIT B
                                    ---------

                                  BILL OF SALE

                                    EXHIBIT C

                                    APPRAISAL